Exhibit 32.1

IDEAEDGE, INC.

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. §1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of IdeaEdge, Inc. (the “Company”) on Form 10-K/A for the period ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Collas, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2008	/s/ James Collas
James Collas
Chief Executive Officer